SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2014
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

In July 2014, several of the subsidiaries and related entities in the Windsor group (the “Windsor group”), owned by ITCL, filed for reorganization under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court in Wilmington, Delaware. In connection with the filing, the Windsor group has entered into a restructuring support agreement with bondholders. Under the restructuring and support agreement, the supporting holders of the Notes have agreed to support a plan of reorganization that would convert claims on account of the Notes for 100% of the equity in the reorganized company. On August 25, 2014, a plan of reorganization was filed the terms of which are consistent with the Plan Support Agreement. This could provide for Windsor to emerge as early as November. The Company expects to de-consolidate the Windsor group in the third quarter of 2014 as a consequence of the Chapter 11 filing and the fact the group is consolidated under the variable interest entity model. The Company also expects to record a loss in the third quarter of 2014 of approximately $5 million. The Company will enter into a revised management agreement with the reorganized Windsor group and will continue to provide commercial management for its vessels.

In July 2014, the Company agreed with Ship Finance to terminate the long term charter parties for the 1999 built VLCCs Front Opalia, Front Comanche and Front Commerce and Ship Finance simultaneously sold the vessels to unrelated third parties. The charter parties are expected to terminate in the fourth quarter of 2014, subject to normal closing conditions. The decision to terminate the long term charter parties was taken in view of the required investment to take the vessels through the 15 year special survey. The Company has agreed an aggregate compensation payment to Ship Finance of approximately $58.8 million for the early termination of the charter parties, of which approximately $10.5 million will be paid upon termination and the balance will be recorded as notes payable, with similar amortization profiles to the current lease obligations, with reduced rates until December 2015 and full rates from 2016.

The Company equity accounts for three wholly-owned subsidiaries, which each own one vessel currently on bareboat charter to Chevron. In July 2014, the Company received a request from Chevron to terminate the three bareboat charters early and not April 1, 2015 as scheduled. Such early termination would also result in the full redemption of all the outstanding Term Notes. The Company is currently in discussion with Chevron on this matter.

In July 2014, the Company issued 1,140,226 new ordinary shares under its ATM program.